SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                  Independence
                                   Equity Fund

                                  JUNE 30, 1998

                            [LOGO] John Hancock Funds
                                   A Global Investment Management Firm

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

   After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

   The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

   While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Equity Fund

                     Stocks surge in the first half of 1998
                     --------------------------------------

The stock market started out the year on a strong note, as investors' concerns about the volatile Asian markets receded into the background. Other positive influences included a U.S. economy that grew more strongly than expected, stable interest rates, and continued mild inflation. The combination of these factors enabled the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index to post a steady stream of record highs from early February through the first week of May.

   The last two months of the period proved to be more challenging. Asian financial markets had once again become shaky, and U.S. companies with exposure to Asia began to report disappointing earnings. Between mid-May and mid-June, U.S. stocks, as measured by the Dow Jones Industrial Average, declined about 7%, while the S&P 500 retreated roughly 5%. However, continued good news about the economy -- including several upward revisions in gross domestic product growth for the first quarter -- led stocks to rally once more, with the S&P 500 again reaching new highs near the end of June.

   The Fund was boosted by strong stock selection and by the fact that the S&P 500 outperformed the Dow Jones Industrial Average during the first half of the year, as the two indexes recorded respective gains of 17.71% and 14.13%, including reinvested dividends. Although investors still favored large-capitalization stocks, the better relative performance by the S&P 500 indicated some broadening of

[A 3 3/4" x 2 1/4" photo at bottom of page of fund management team members. Caption below reads "Independence Equity Fund management team members (l-r):
Paul McManus, Jane Shigley, Jeff Saef, David Canavan and Coreen Kraysler."]

"The Fund was boosted by strong stock selection..."

================================================================================

                  John Hancock Funds - Independence Equity Fund

"In the technology area, we focused on software companies..."

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Procter & Gamble 3.3%

2. Microsoft 3.0%

3. General Electric 2.7%

4. United Technologies 2.7%

5. Home Depot 2.2%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

investor preferences that benefited the Fund's diversified holdings.

   For the six months ended June 30, 1998, John Hancock Independence Equity Fund's Class A and Class B shares posted total returns of 18.93% and 18.49%, respectively, at net asset value. Class C shares, which were introduced on May 1, 1998, returned 1.40% from inception through June 30. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The returns of the Fund's Class A and Class B shares compared favorably with both our S&P benchmark and the 12.11% return recorded by the average growth and income fund over the same period, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

Drugs, software, specialty retailing

The Fund's objectives of growth and income continued to be well served by its disciplined investment strategy, combining in-depth fundamental analysis with computer modeling to identify companies with improving earnings prospects and inexpensive stock prices. A number of the companies that met those criteria in the first half of 1998 were pharmaceutical firms, such as Pfizer, Bristol-Myers Squibb and Schering-Plough. Drug companies benefited from healthy pipelines of new products, the ability to bring products to market faster than ever, and relaxed regulations that permitted more aggressive advertising.

   In the technology area, we focused on software companies, a number of which were able to maintain good market position and pricing power despite the intense competition characteristic of the industry. Two holdings that contributed positively to performance, Microsoft and Computer Associates International, were good examples of this. On the other hand, we avoided semiconductor and other computer hardware companies that might be hurt by sluggish demand as a result of the Asian crisis.

   As the problems in Asia continued to unfold, investors increasingly turned their attention toward stocks that minimized overseas exposure. Specialty retailers like Home Depot and Lowe's Companies, which derive the bulk of their revenues from domestic business, benefited from this trend and helped the Fund's performance. Finally, many stocks in the financial sector performed well, buoyed by the generally favorable economic environment and further industry consolidation. Perhaps the best example of this latter trend was the recently announced "mega-merger" of Travelers and Citicorp, both of which did well for the Fund.

----------
Scorecard
----------
--------------------------------------------------------------------------------
  INVESTMENT           RECENT PERFORMANCE ... AND WHAT'S BEHIND THE NUMBERS
--------------------------------------------------------------------------------
  Lucent Technologies  ^  Telephone company system upgrades spark sales
--------------------------------------------------------------------------------
  General Electric     ^  Consistent earnings growth; highly regarded management
--------------------------------------------------------------------------------
  Intel                v  Hurt by slow PC sales; increasing low-end competition
--------------------------------------------------------------------------------

See "Schedule of Investments." Investment holdings are subject to change.

================================================================================

                  John Hancock Funds - Independence Equity Fund

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 18.93% total return for John Hancock Independence Equity Fund Class A. The second bar represents the 18.49% total return for John Hancock Independence Equity Fund Class B. The third bar represents the 1.40%* total return for John Hancock Independence Equity Fund Class C and the fourth bar represents the 12.11% total return for the average growth and income fund. A note below the chart reads "Total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information." The footnote below reads "From inception May 1, 1998 to June 30, 1998."]

Energy and paper products disappointing

On the negative side, although we underweighted the Fund in the energy sector relative to the S&P 500, performance was still hurt by our investments in such stocks as Anadarko Petroleum, Mobil, and Arco, and we sold them during the period. The explanation for this was straightforward: energy prices were extremely weak, with crude oil dipping below $12 a barrel near the end of June. The paper and forest products industry also suffered from weak commodity prices, including those of pulp, paper, bleachboard, and lumber. Our interest in the sector was limited to high-grade paper companies such as Fort James, which performed well relative to other stocks in the industry but was disappointing on an absolute basis.

   Regulatory uncertainty clouded the outlook for many companies in the telecommunications sector. AT&T was a prime example. The company's recently announced merger with cable television giant TCI better positioned AT&T to enter the local telephone service market, but it was unclear how quickly regulators would allow the company to implement such plans. That and other uncertainties about the merger resulted in a lukewarm reception to the planned union between the two companies, and AT&T stock weakened as a result.

Outlook

We believe that the stock market can do reasonably well if the economy continues to grow and interest rates and inflation stay roughly at current levels. In the second quarter we began to see companies with Asian exposure reporting lower-than-expected earnings. We expect to see more of this in the third quarter, and we therefore believe that it's still too early to buy companies with significant Asian exposure.

   However, sectors that did well in the first half of the year -- for example, health care, financial services, specialty retailing, and segments of the technology industry -- should continue that trend into the second half. One additional area that bears close watching is the energy sector. If, as we suspect, the weakness in energy prices is a temporary phenomenon, energy stocks could start to look attractive. Furthermore, as the third quarter progresses, the technology stocks that have been hurt most by the developments in Asia could stage a recovery.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...sectors that did well in the first half of the year... should continue that trend into the second half."

================================================================================

                  John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                     SINCE
                                              ONE        FIVE      INCEPTION
                                              YEAR       YEARS     (6/10/91)
                                            -------     -------    ---------
Cumulative Total Returns                     25.77%     154.09%     226.77%

Average Annual Total Returns(1)              25.77%      20.50%      18.27%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                      SINCE
                                                          ONE       INCEPTION
                                                          YEAR      (9/7/95)
                                                         ------     --------
Cumulative Total Returns                                 26.50%      94.93%

Average Annual Total Returns(1)                          26.50%      26.77%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                      SINCE
                                                                    INCEPTION
                                                                     (5/1/98)
                                                                    ---------
Cumulative Total Return                                               0.40%

Average Annual Total Return                                           0.40%(2)

Notes to Performance

(1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% (of the Fund's average daily net asset value) for Class A and Class B shares, respectively. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the five-year period and since inception for Class A shares would have been 20.22% and 17.52%, respectively; the average annualized total return since inception for Class B shares would have been 26.33%.

(2) Not annualized.

================================================================================

                  John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Assuming all distributions were reinvested, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $10,140 without sales charge and $10,040 with maximum sales charge on June 30, 1998. For comparison, the same $10,000 investment in the Standard & Poor's 500 Stock Index would be worth $10,227.

Independence Equity Fund
Class A shares

Line chart with the heading Independence Equity Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $34,694 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on June 10, 1991 and is equal to $34,397 as of June 30, 1998. The third line represents the Independence Equity Fund, after sales charge, and is equal to $32,677 as of June 30, 1998.

Independence Equity Fund
Class B shares

Line chart with the heading Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $21,324 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on September 7, 1995, and is equal to $19,793 as of June 30, 1998. The third line represents the value of the Independence Equity Fund, after sales charge, and is equal to $19,493 as of June 30, 1998.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $299,904,147) ........................    $362,425,277
   Joint repurchase agreement (cost - $11,197,000) ............      11,197,000
   Corporate savings account ..................................           2,754
                                                                  -------------
                                                                    373,625,031
  Receivable for investments sold .............................         738,669
  Receivable for shares sold ..................................         597,942
  Dividends and interest receivable ...........................         492,348
  Other assets ................................................           4,576
                                                                  -------------
                    Total Assets ..............................     375,458,566
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ...........................         137,416
  Payable for shares repurchased ..............................          25,320
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ....................................         312,897
  Accounts payable and accrued expenses .......................          17,687
                                                                  -------------
                    Total Liabilities .........................         493,320
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in .............................................     293,693,215
  Accumulated net realized gain on investments ................      19,076,611
  Net unrealized appreciation of investments ..................      62,521,650
  Distributions in excess of net investment income ............        (326,230)
                                                                  -------------
                    Net Assets ................................    $374,965,246
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - unlimited number of shares
    authorized with no par value)
  Class A - $146,605,104 / 5,151,052 ..........................          $28.46
  =============================================================================
  Class B - $226,443,427 / 8,029,065 ..........................          $28.20
  =============================================================================
  Class C** - $1,916,715 / 67,961 .............................          $28.20
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($28.46 x 105.26%) ................................          $29.96
  =============================================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
**  Class C shares commenced operations on May 1, 1998.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $14,035) .....      $2,149,930
  Interest ....................................................         182,643
                                                                   ------------
                                                                      2,332,573
                                                                   ------------
  Expenses:
     Investment management fee - Note B .......................       1,110,809
     Distribution and service fee - Note B
       Class A ................................................         178,773
       Class B ................................................         883,486
       Class C ................................................           1,683
     Transfer agent fee - Note B ..............................         351,690
     Registration and filing fees .............................          37,389
     Custodian fee ............................................          35,801
     Financial services fee - Note B ..........................          26,171
     Auditing fee .............................................          10,166
     Printing .................................................           9,723
     Trustees' fees ...........................................           7,005
     Miscellaneous ............................................           2,560
     Legal fees ...............................................           1,328
                                                                   ------------
                    Total Expenses ............................       2,656,584
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (324,011)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .......................      18,025,409
  Change in net unrealized appreciation/depreciation
   of investments .............................................      30,752,839
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      48,778,248
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $48,454,237
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             SIX MONTHS ENDED
                                                                           YEAR ENDED         JUNE 30, 1998
                                                                        DECEMBER 31, 1997      (UNAUDITED)
                                                                        -----------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income (loss) ......................................          $53,056           ($324,011)
   Net realized gain on investments sold .............................       11,206,508          18,025,409
   Change in net unrealized appreciation/depreciation of investments..       25,810,786          30,752,839
                                                                           ------------        ------------
     Net Increase in Net Assets Resulting from Operations ............       37,070,350          48,454,237
                                                                           ------------        ------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.0427 and none per share, respectively) ............          (99,081)                 --
     Class B - ($0.0127 and none per share, respectively) ............          (41,909)                 --
   Distributions from net realized gain on investments sold
     Class A - ($1.0977 and none per share, respectively) ............       (4,040,583)                 --
     Class B - ($1.0977 and none per share, respectively) ............       (5,860,104)                 --
                                                                           ------------        ------------
     Total Distributions to Shareholders .............................      (10,041,677)                 --
                                                                           ------------        ------------
From Fund Share Transactions - Net:* .................................      126,639,255          99,368,506
                                                                           ------------        ------------
Net Assets:
   Beginning of period ...............................................       73,474,575         227,142,503
                                                                           ------------        ------------
   End of period (including distributions in excess of net investment
     income of $2,219 and $326,230, respectively) ....................     $227,142,503        $374,965,246
                                                                           ============        ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                          SIX MONTHS ENDED
                                                                              YEAR ENDED                   JUNE 30, 1998
                                                                          DECEMBER 31, 1997                  (UNAUDITED)
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
CLASS A
   Shares sold ..................................................      2,917,766     $65,492,230       1,878,720     $50,142,424
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        159,427       3,773,395              --              --
                                                                    ------------    ------------    ------------    ------------
                                                                       3,077,193      69,265,625       1,878,720      50,142,424
   Less shares repurchased ......................................       (821,416)    (18,986,208)       (580,674)    (15,522,061)
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................      2,255,777     $50,279,417       1,298,046     $34,620,363
                                                                    ============    ============    ============    ============
CLASS B
   Shares sold ..................................................      4,007,681     $87,926,902       2,971,062     $79,210,421
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        219,752       5,188,064              --              --
                                                                    ------------    ------------    ------------    ------------
                                                                       4,227,433      93,114,966       2,971,062      79,210,421
   Less shares repurchased ......................................       (743,753)    (16,755,128)       (612,815)    (16,325,483)
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................      3,483,680     $76,359,838       2,358,247     $62,884,938
                                                                    ============    ============    ============    ============
CLASS C**
   Shares sold ..................................................             --              --          67,961      $1,863,205
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................             --              --          67,961      $1,863,205
                                                                    ============    ============    ============    ============

** Class C shares commenced operations on May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED MAY 31,
                                                          --------------------------------------------------------------
                                                            1993             1994              1995               1996
                                                          -------          -------            -------            -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........         $10.98           $12.16             $12.68             $14.41
                                                          -------          -------            -------            -------
   Net Investment Income .........................           0.22             0.28(2)            0.32(2)            0.20(2)
   Net Realized and Unrealized Gain on
     Investments .................................           1.25             0.52               1.77               3.88
                                                          -------          -------            -------            -------
       Total from Investment Operations ..........           1.47             0.80               2.09               4.08
                                                          -------          -------            -------            -------
   Less Distributions:
     Dividends from Net Investment Income ........          (0.23)           (0.23)             (0.28)             (0.22)
     Distributions from Net Realized Gain on
       Investments Sold ..........................          (0.06)           (0.05)             (0.08)             (0.29)
                                                          -------          -------            -------            -------
       Total Distributions .......................          (0.29)           (0.28)             (0.36)             (0.51)
                                                          -------          -------            -------            -------
   Net Asset Value, End of Period ................         $12.16           $12.68             $14.41             $17.98
                                                          =======          =======            =======            =======
   Total Investment Return
     at Net Asset Value(3) .......................          13.58%            6.60%             16.98%             29.12%
   Total Adjusted Investment Return
     at Net Asset Value(3,4) .....................          11.40%            6.15%             16.94%             28.47%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......        $12,488          $66,612           $101,418            $14,878
   Ratio of Expenses to Average Net Assets .......           0.76%            0.70%              0.70%              0.94%
   Ratio of Adjusted Expenses to
     Average Net Assets(5) .......................           2.94%            1.15%              0.74%              1.59%
   Ratio of Net Investment Income to
     Average Net Assets ..........................           2.36%            2.20%              2.43%              1.55%
   Ratio of Adjusted Net Investment Income to
     Average Net Assets(5) .......................           0.18%            1.75%              2.39%              0.90%
   Portfolio Turnover Rate .......................             53%              43%                71%               157%
   Fee Reduction Per Share .......................          $0.20            $0.06(2)          $0.005(2)           $0.08(2)


                                                          PERIOD FROM                           SIX MONTHS ENDED
                                                       JUNE 1, 1996 TO        YEAR ENDED         JUNE 30, 1998
                                                     DECEMBER 31, 1996(8)  DECEMBER 31, 1997      (UNAUDITED)
                                                     --------------------  -----------------      -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........          $17.98              $19.42               $23.93
                                                           -------             -------              -------
   Net Investment Income .........................            0.13(2)             0.10(2)              0.03(2)
   Net Realized and Unrealized Gain on
     Investments .................................            1.72                5.55                 4.50
                                                           -------             -------              -------
       Total from Investment Operations ..........            1.85                5.65                 4.53
                                                           -------             -------              -------
   Less Distributions:
     Dividends from Net Investment Income ........           (0.14)              (0.04)                  --
     Distributions from Net Realized Gain on
       Investments Sold ..........................           (0.27)              (1.10)                  --
                                                           -------             -------              -------
       Total Distributions .......................           (0.41)              (1.14)                  --
                                                           -------             -------              -------
   Net Asset Value, End of Period ................          $19.42              $23.93               $28.46
                                                           =======             =======              =======
   Total Investment Return
     at Net Asset Value(3) .......................           10.33%(6)           29.19%               18.93%(6)
   Total Adjusted Investment Return
     at Net Asset Value(3,4) .....................           10.08%(6)           29.17%                  --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......         $31,013             $92,204             $146,605
   Ratio of Expenses to Average Net Assets .......            1.30%(7)            1.42%                1.37%(7)
   Ratio of Adjusted Expenses to
     Average Net Assets(5) .......................            1.73%(7)            1.44%                  --
   Ratio of Net Investment Income to
     Average Net Assets ..........................            1.16%(7)            0.45%                0.20%(7)
   Ratio of Adjusted Net Investment Income to
     Average Net Assets(5) .......................            0.73%(7)            0.43%                  --
   Portfolio Turnover Rate .......................              35%                 62%                  31%
   Fee Reduction Per Share .......................           $0.05(2)            $0.00(2,9)              --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                       PERIOD FROM
                                                                              PERIOD ENDED           JUNE 1, 1996 TO
                                                                             MAY 31, 1996(1)       DECEMBER 31, 1996(8)
                                                                            ----------------       --------------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................................        $15.25                  $17.96
                                                                                 -------                 -------
   Net Investment Income (Loss)(2) .......................................          0.09                    0.05
   Net Realized and Unrealized Gain on Investments .......................          2.71                    1.72
                                                                                 -------                 -------
       Total from Investment Operations ..................................          2.80                    1.77
                                                                                 -------                 -------
   Less Distributions:
     Dividends from Net Investment Income ................................         (0.09)                  (0.05)
     Distributions from Net Realized Gain on Investments Sold ............            --                   (0.27)
                                                                                 -------                 -------
       Total Distributions ...............................................         (0.09)                  (0.32)
                                                                                 -------                 -------
   Net Asset Value, End of Period ........................................        $17.96                  $19.41
                                                                                 =======                 =======
   Total Investment Return at Net Asset Value(3) .........................         18.46%(6)                9.83%(6)
   Total Adjusted Investment Return at Net Asset Value(3,4) ..............         17.59%(6)                9.58%(6)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............................       $15,125                 $42,461
   Ratio of Expenses to Average Net Assets ...............................          2.00%(7)                2.00%(7)
   Ratio of Adjusted Expenses to Average Net Assets(5) ...................          3.21%(7)                2.43%(7)
   Ratio of Net Investment Income (Loss) to Average Net Assets ...........          0.78%(7)                0.45%(7)
   Ratio of Adjusted Net Investment Income (Loss) to Average Net
     Assets(5) ...........................................................         (0.43%)(7)               0.02%(7)
   Portfolio Turnover Rate ...............................................           157%                     35%
   Fee Reduction Per Share(2) ............................................         $0.13                   $0.05

                                                                                                   SIX MONTHS ENDED
                                                                               YEAR ENDED           JUNE 30, 1998
                                                                            DECEMBER 31, 1997         (UNAUDITED)
                                                                            -----------------         -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................................        $19.41                 $23.80
                                                                                 -------                -------
   Net Investment Income (Loss)(2) .......................................         (0.06)                 (0.07)
   Net Realized and Unrealized Gain on Investments .......................          5.56                   4.47
                                                                                 -------                -------
       Total from Investment Operations ..................................          5.50                   4.40
                                                                                 -------                -------
   Less Distributions:
     Dividends from Net Investment Income ................................         (0.01)                    --
     Distributions from Net Realized Gain on Investments Sold ............         (1.10)                    --
                                                                                 -------                -------
       Total Distributions ...............................................         (1.11)                    --
                                                                                 -------                -------
   Net Asset Value, End of Period ........................................        $23.80                 $28.20
                                                                                 =======                =======
   Total Investment Return at Net Asset Value(3) .........................         28.39%                 18.49%(6)
   Total Adjusted Investment Return at Net Asset Value(3,4) ..............         28.37%                    --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............................      $134,939               $226,443
   Ratio of Expenses to Average Net Assets ...............................          2.12%                  2.07%(7)
   Ratio of Adjusted Expenses to Average Net Assets(5) ...................          2.14%                    --
   Ratio of Net Investment Income (Loss) to Average Net Assets ...........         (0.25%)                (0.50%)(7)
   Ratio of Adjusted Net Investment Income (Loss) to Average Net
     Assets(5) ...........................................................         (0.27%)                   --
   Portfolio Turnover Rate ...............................................            62%                    31%
   Fee Reduction Per Share(2) ............................................         $0.00(9)                  --

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                                 MAY 1, 1998
                                                              (COMMENCEMENT OF
                                                                 OPERATIONS)
                                                              TO JUNE 30, 1998
                                                                 (UNAUDITED)
                                                              -----------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................      $27.81
                                                                    -------
   Net Investment Loss(2) .....................................       (0.01)
   Net Realized and Unrealized Gain on Investments ............        0.40
                                                                    -------
       Total from Investment Operations .......................        0.39
                                                                    -------
   Net Asset Value, End of Period .............................      $28.20
                                                                    =======
   Total Investment Return at Net Asset Value(3) ..............        1.40%(6)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................      $1,917
   Ratio of Expenses to Average Net Assets ....................        2.07%(7)
   Ratio of Net Investment Loss to Average Net Assets .........       (0.40%)(7)
   Portfolio Turnover Rate ....................................          31%

(1) Class B shares commenced operations on September 7, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.
(8) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(9) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Equity Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

COMMON STOCKS
Aerospace (3.38%)
   Northrop Grumman Corp. ........................          7,400       $763,125
   Precision Castparts Corp. .....................         30,200      1,611,925
   United Technologies Corp. .....................        111,300     10,295,250
                                                                     -----------
                                                                      12,670,300
                                                                     -----------
Automobile/Trucks (1.83%)
   Chrysler Corp. ................................         38,800      2,187,350
   Ford Motor Co. ................................         35,200      2,076,800
   Lear Corp.* ...................................         33,700      1,729,231
   Ryder System, Inc. ............................         27,000        852,188
                                                                     -----------
                                                                       6,845,569
                                                                     -----------
Banks - United States (8.61%)
   Banc One Corp. ................................         24,100      1,345,081
   BankAmerica Corp. .............................         50,000      4,321,875
   Bankers Trust New York Corp. ..................         17,800      2,065,912
   Citicorp ......................................         32,800      4,895,400
   Comerica, Inc. ................................         71,300      4,723,625
   First Union Corp. .............................        124,700      7,263,775
   NationsBank Corp. .............................         21,000      1,606,500
   Norwest Corp. .................................        130,900      4,892,388
   State Street Corp. ............................         16,700      1,160,650
                                                                     -----------
                                                                      32,275,206
                                                                     -----------
Beverages (1.94%)
   PepsiCo, Inc. .................................        177,000      7,290,188
                                                                     -----------
Building (0.44%)
   Masco Corp. ...................................         27,500      1,663,750
                                                                     -----------
Chemicals (2.25%)
   Air Products & Chemicals, Inc. ................        140,200      5,608,000
   Millennium Chemicals, Inc. ....................         31,600      1,070,450
   Morton International, Inc. ....................         31,200        780,000
   Solutia, Inc. .................................         34,100        978,244
                                                                     -----------
                                                                       8,436,694
                                                                     -----------
Computers (7.17%)
   Autodesk, Inc. ................................         44,000     $1,699,500
   Cadence Design Systems, Inc.* .................         30,200        943,750
   Cisco Systems, Inc.* ..........................         43,800      4,032,338
   Computer Associates International, Inc. .......         33,800      1,878,012
   Dell Computer Corp.* ..........................          5,000        464,062
   Hewlett-Packard Co. ...........................         33,400      1,999,825
   International Business Machines Corp. .........         20,600      2,365,138
   Microsoft Corp.* ..............................        104,200     11,292,675
   Oracle Corp.* .................................         24,200        594,412
   Parametric Technology Corp.* ..................         27,000        732,375
   Sun Microsystems, Inc.* .......................         20,000        868,750
                                                                     -----------
                                                                      26,870,837
                                                                     -----------
Cosmetics & Personal Care (1.17%)
   Avon Products, Inc. ...........................         16,800      1,302,000
   Dial Corp. (The) ..............................         95,100      2,466,656
   Revlon, Inc. (Class A) * ......................         11,800        606,225
                                                                     -----------
                                                                       4,374,881
                                                                     -----------
Diversified Operations (2.23%)
   National Service Industries, Inc. .............         13,500        686,812
   Textron, Inc. .................................         35,800      2,566,412
   Tyco International Ltd. .......................         81,000      5,103,000
                                                                     -----------
                                                                       8,356,224
                                                                     -----------
Electronics (5.05%)
   General Electric Co. ..........................        113,200     10,301,200
   Honeywell, Inc. ...............................         39,400      3,292,362
   Intel Corp. ...................................         58,600      4,343,725
   Linear Technology Corp. .......................         16,300        983,094
                                                                     -----------
                                                                      18,920,381
                                                                     -----------
Finance (2.07%)
   American Express Co. ..........................          5,300        604,200
   Associates First Capital Corp. (Class A) ......         22,125      1,700,859
   MBNA Corp. ....................................         44,250      1,460,250
   Morgan Stanley, Dean Witter, Discover & Co. ...         43,600      3,983,950
                                                                     -----------
                                                                       7,749,259
                                                                     -----------
Food (1.37%)
   ConAgra, Inc. .................................         40,600      1,286,512
   Heinz (H.J.) Co. ..............................         37,300      2,093,462
   Quaker Oats Co. ...............................         32,000      1,758,000
                                                                     -----------
                                                                       5,137,974
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Instruments - Scientific (0.45%)
   Perkin-Elmer Corp. ..............................        26,900    $1,672,844
                                                                     -----------
Insurance (9.43%)
   Allstate Corp. (The) ............................        47,300     4,330,906
   American International Group, Inc. ..............        30,400     4,438,400
   Equitable Companies., Inc. (The) ................        20,700     1,551,206
   General Re Corp. ................................        19,800     5,019,300
   Hartford Financial Services Group, Inc. (The) ...        41,700     4,769,438
   Marsh & McLennan Companies., Inc. ...............        91,050     5,502,834
   Travelers Group, Inc. ...........................       122,700     7,438,688
   Travelers Property Casualty Corp. (Class A) .....        53,600     2,298,100
                                                                     -----------
                                                                      35,348,872
                                                                     -----------
Machinery (0.62%)
   Cooper Industries, Inc. .........................        13,000       714,188
   Ingersoll-Rand Co. ..............................        36,800     1,621,500
                                                                     -----------
                                                                       2,335,688
                                                                     -----------
Media (0.51%)
   Viacom, Inc. (Class B)* .........................        32,900     1,916,425
                                                                     -----------
Medical (11.82%)
   Abbott Laboratories .............................        61,400     2,509,725
   Allegiance Corp. ................................        14,600       748,250
   Becton, Dickinson & Co. .........................         9,400       729,675
   Bristol-Myers Squibb Co. ........................        52,800     6,068,700
   Cardinal Health, Inc. ...........................        55,500     5,203,125
   Glaxo Wellcome PLC American Depositary
     Receipts (ADR) (United Kingdom) ...............        16,600       992,888
   Guidant Corp. ...................................        38,200     2,724,138
   Health Management Associates, Inc.
      (Class A)* ...................................        32,400     1,083,375
   HEALTHSOUTH Corp.* ..............................       104,800     2,796,850
   Johnson & Johnson ...............................        42,800     3,156,500
   Merck & Co., Inc. ...............................        36,600     4,895,250
   Pfizer, Inc. ....................................        38,500     4,184,469
   Schering-Plough Corp. ...........................        26,900     2,464,712
   Tenet Healthcare Corp.* .........................        30,000       937,500
   United Healthcare Corp. .........................        11,100       704,850
   Universal Health Services, Inc. (Class B)* ......        27,100     1,581,962
   Warner-Lambert Co. ..............................        24,300     1,685,812
   Wellpoint Health Networks, Inc.* ................        25,200     1,864,800
                                                                     -----------
                                                                      44,332,581
                                                                     -----------
Mortgage Banking (1.77%)
   Fannie Mae ......................................       109,500     6,652,125
                                                                     -----------
Office (3.31%)
   Avery Dennison Corp. ............................        52,400     2,816,500
   Pitney Bowes, Inc. ..............................        80,300     3,864,438
Office (continued)
   Xerox Corp. .....................................        56,500    $5,741,812
                                                                     -----------
                                                                      12,422,750
                                                                     -----------
Oil & Gas (5.43%)
   Baker Hughes, Inc. ..............................        17,000       587,562
   British Petroleum Co. PLC (ADR)
     (United Kingdom) ..............................        46,600     4,112,450
   Dresser Industries, Inc. ........................        67,200     2,961,000
   El Paso Natural Gas Co. .........................        28,000     1,071,000
   Exxon Corp. .....................................        25,500     1,818,469
   Halliburton Co. .................................        31,000     1,381,438
   Phillips Petroleum Co. ..........................        62,200     2,997,262
   Schlumberger, Ltd. ..............................        22,900     1,564,356
   Sun Co., Inc. ...................................        41,700     1,618,481
   USX - Marathon Group ............................        65,900     2,261,194
                                                                      ----------
                                                                      20,373,212
                                                                      ----------
Paper & Paper Products (0.61%)
   Abitibi-Consolidated, Inc. (Canada) .............        39,400       504,812
   Fort James Corp. ................................        39,900     1,775,550
                                                                      ----------
                                                                       2,280,362
                                                                      ----------
Pollution Control (0.83%)
   USA Waste Services, Inc.* .......................        63,400     3,130,375
                                                                      ----------
Retail (3.80%)
   Home Depot, Inc. (The) ..........................       100,650     8,360,241
   Lowe's Companies., Inc. .........................        81,400     3,301,788
   Staples, Inc.* ..................................        18,025       521,598
   TJX Companies., Inc. ............................        38,800       936,050
   Wal-Mart Stores, Inc. ...........................        18,700     1,136,025
                                                                      ----------
                                                                      14,255,702
                                                                      ----------
Rubber - Tires & Misc (1.20%)
   Goodyear Tire & Rubber Co. (The) ................        69,900     4,504,181
                                                                      ----------
Soap & Cleaning Preparations (3.35%)
   Procter & Gamble Co. (The) ......................       137,800    12,548,413
                                                                      ----------
Telecommunications (4.80%)
   AT&T Corp. ......................................        83,700     4,781,363
   Bell Atlantic Corp. .............................        85,600     3,905,500
   Lucent Technologies, Inc. .......................        87,800     7,303,863
   Northern Telecom Ltd. (Canada) ..................        35,400     2,008,950
                                                                      ----------
                                                                      17,999,676
                                                                      ----------
Textile (1.36%)
   Liz Claiborne, Inc. .............................        23,000     1,201,750
   Tommy Hilfiger Corp.* ...........................        19,800     1,237,500
   Warnaco Group, Inc. (Class A)  ..................        62,500     2,652,344
                                                                      ----------
                                                                       5,091,594
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

Tobacco (0.70%)
   Philip Morris Companies, Inc. ...........           67,100         $2,642,063
                                                                    ------------
Transport (3.60%)
   AMR Corp.* ..............................           28,400          2,364,300
   Burlington Northern Santa Fe Corp. ......           39,800          3,907,863
   Delta Air Lines, Inc. ...................            6,400            827,200
   Norfolk Southern Corp. ..................           38,100          1,135,856
   Northwest Airlines Corp. (Class A)* .....           28,500          1,099,031
   Southwest Airlines Co. ..................           71,800          2,127,075
   UAL Corp.* ..............................           26,100          2,035,800
                                                                    ------------
                                                                      13,497,125
                                                                    ------------
Utilities (5.55%)
   Baltimore Gas & Electric Co. ............           51,900          1,612,144
   BellSouth Corp. .........................           12,000            805,500
   Consolidated Natural Gas Co. ............           32,600          1,919,325
   Florida Progress Corp. ..................          100,300          4,124,838
   FPL Group, Inc. .........................           60,400          3,805,200
   GTE Corp. ...............................          112,500          6,257,813
   Houston Industries, Inc. ................           22,200            685,425
   Montana Power Co. .......................           18,500            642,875
   New Century Energies, Inc. ..............           21,500            976,906
                                                                    ------------
                                                                      20,830,026
                                                                    ------------
                        TOTAL COMMON STOCKS
                         (Cost $299,904,147)           (96.65%)      362,425,277
                                                       ------       ------------

                                           INTEREST    PAR VALUE       MARKET
ISSUER, DESCRIPTION                          RATE    (000s OMITTED)     VALUE
-------------------                        --------   ------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.99%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA,
   Inc. - Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond,
   9.125% due 05-15-18, and U.S.
   Treasury Notes, 5.00% thru 8.75%
   due 12-31-98 thru 04-30-03)
   - Note A................................. 5.75%     $11,197       $11,197,000
                                                                    ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ......................                               2,754
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENTS ..........             (2.99%)      11,199,754
                                                       --------     ------------
                TOTAL INVESTMENTS ..........            (99.64%)     373,625,031
                                                       --------     ------------
OTHER ASSETS AND LIABILITIES, NET ..........             (0.36%)       1,340,215
                                                       --------     ------------
                 TOTAL NET ASSETS ..........           (100.00%)    $374,965,246
                                                       ========     ============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Independence Equity Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Independence Equity Fund (the "Fund"), and John Hancock Special Value Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Independence Equity Fund

expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1998.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

   The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1998, JH Funds received net sales of $584,739 with regard to sales of Class A shares. Out of this amount, $93,686 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $265,991 was paid as sales commissions to unrelated broker-dealers, and $225,062 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30,1998, the contingent deferred sales charges received by JH Funds amounted to $154,200.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1998, there were no contingent deferred sales charges paid to JH Funds.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Independence Equity Fund

the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $520.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $180,211,246 and $92,354,589, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1998.

   The cost of investments owned at June 30,1998 (excluding the corporate savings account) for federal income tax purposes was $311,102,416. Gross unrealized appreciation and depreciation of investments aggregated $66,681,540 and $4,161,679, respectively, resulting in net unrealized appreciation of $62,519,861.

================================================================================

[LOGO] John Hancock Funds                                        --------------
       A Global Investment Management Firm                          Bulk Rate
                                                                  U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                          PAID
1-800-225-5291 1-800-554-6713 (TDD)                               Randolph, MA
INTERNET: www.jhancock.com/funds                                  Permit No. 75
                                                                 --------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                            250SA  6/98
                                                                           8/98

                                SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                     Special
                                   Value Fund

                                  JUNE 30, 1998

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

   After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

   The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

   While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                               Special Value Fund

              Small-company stocks give up gains in volatile market
              -----------------------------------------------------

The U.S. stock market galloped to new highs in the first quarter of 1998, fueled by falling interest rates, low inflation, nearly full employment and a healthy economy. Asia's financial problems seemed distant and investors grew more optimistic, boosting both small-company and large-company stock prices. With the market at all-time highs, there was little room for companies to disappoint investors. But weaker-than-expected earnings announcements began to trickle in during April and May, causing choppiness in the market. Small-company stocks sustained the biggest losses, amid fears that these less-seasoned companies would not be able to weather the storm. Investors fled small-company stocks that are often harder to trade, moving back into large-company stocks with predictable earnings growth. Returns reflected the market's split personality. The Standard & Poor's 500 Stock Index -- a measure of broad market performance -- climbed 17.71% for the first six months of the year. By comparison, the Russell 2000 Stock Index -- a benchmark for small-company stocks -- returned only 5.27% for the same period.

Performance review

Despite a strong start, John Hancock Special Value Fund turned in disappointing results. For the six months ended June 30, 1998, the Fund's Class A and Class B shares posted total returns of 2.69% and 2.29%, respectively, at net asset value. The Fund's Class C shares, which were introduced on May 1, 1998 in a difficult market environment, lost some ground, returning -6.72% at net asset value from inception through the end of June. Keep in mind that your

[A 3 3/4" x 2 1/4" photo at bottom of page of fund management team members. Caption below reads "Fund management team members (l - r): Tim Keefe, Tim Quinlisk and Lisa Welch."]

"Several of our stock selections hurt short-term performance."

================================================================================

                     John Hancock Funds - Special Value Fund

"...increased volatility often translates into more good buying opportunities..."

--------------------------------------------------------------------------------
TOP FIVE STOCK HOLDINGS

1. Commonwealth Telephone 3.5%

2. Salomon, Inc. - FSA 3.5%

3. Triton Energy 3.5%

4. AmerUs Life Holdings 2.7%

5. Oak Industries 2.7%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

   Given the Fund's focus on small-cap stocks, it was recently moved at our request out of Lipper Analytical Services, Inc.'s group of growth and income funds, many of which have more of a large-cap focus. The Fund is now in Lipper's more appropriate peer group of small-cap funds, which returned 6.45% for the period.(1) For longer-term performance information, please see pages six and seven.

   Several of our stock selections hurt short-term performance. Emerging-market fears and the rapid drop in oil prices temporarily hurt the stock price of Triton Energy, an exploration and production company with two major discovery fields in emerging-market countries. The stock of AmerUs Life Holdings, another top investment, was flat in the midst of a rising market, as weak pricing plagued the insurance industry. We also had smaller stakes in several other stocks whose prices dropped sharply for unforeseen reasons. DENTSPLY International, a leader worldwide in dental products, and Respironics, a maker of respiratory devices, both were hurt by changes in insurance reimbursement schedules. Although these stocks failed to meet our expectations during the period, we still believe they have strong long-term prospects for appreciation.

Finance results mixed

Our largest sector weighting was finance, where we focused on both sub-prime mortgage lenders and insurers. Subprime lenders are mortgage companies that specialize in making loans to individuals who may not fully meet standard credit requirements. Last year, we bought leaders in this high-growth industry, including ContiFinancial, FIRSTPLUS Financial Group and The Money Store. All did well in the first quarter, as interest rates fell, new business picked up and two major takeovers focused attention on the sector. In the second quarter, however, most of the stocks gave up their gains as interest rates came down faster than anticipated and prepayments increased. The Money Store, which was acquired by First Union during the period, was the one exception, returning 62% for the six-month period.

   Soft pricing in the insurance sector led to some good buying opportunities. We capitalized on this situation by buying more shares of strong companies like Reinsurance Group of America, the premier insurer of insurance companies. The preferred stock of Financial Security Assurance Holding (Salomon, Inc.-FSA), our second largest holding, continued to deliver strong returns. This insurer of municipal bonds again benefited from falling interest rates and the growing number of

----------
Scorecard
----------
--------------------------------------------------------------------------------
  INVESTMENT           RECENT PERFORMANCE ... AND WHAT'S BEHIND THE NUMBERS
--------------------------------------------------------------------------------
  The Money Store     ^    Acquired by First Union
--------------------------------------------------------------------------------
  Triton Energy       v    Emerging market fears, falling oil prices
--------------------------------------------------------------------------------
  Respironics         v    Changes in insurance reimbursement schedules
--------------------------------------------------------------------------------
See "Schedule of Investments." Investment holdings are subject to change.

================================================================================

                     John Hancock Funds - Special Value Fund

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 2% with -8% at the bottom and 8% at the top. The first bar represents the 2.69% total return for John Hancock Special Value Fund Class A. The second bar represents the 2.29% total return for John Hancock Special Value Fund Class B. The third bar represents the -6.72%* total return for John Hancock Special Value Fund Class C and the fourth bar represents the 6.45% total return for the average small cap fund. A note below the chart reads "Total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average small cap fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information." The footnote below reads "From inception May 1, 1998 to June 30, 1998."]

municipal bonds coming to the market insured.

Buys and sells

We continued to follow a disciplined value strategy, buying the stock of strong companies at prices not reflective of their true worth, with the expectation of holding them for long-term appreciation. During the period, we purchased shares of Commonwealth Telephone Enterprises, now our number one holding. Commonwealth is a local telephone company that operates in the Eastern Pennsylvania area, servicing mainly rural areas. We like the business because it's very stable, generates lots of free cash flow and has a shareholder-friendly management team. It also has multiple opportunities to enhance shareholder returns through cost cutting and the addition of incremental services at low costs. Conversely, we sold our stake in Daniel Industries, an oil company that had been our fifth largest holding at the start of the period. With oil prices dropping, we decided to sell at a reasonable price, rather than riding the stock down and waiting for oil prices to come back.

Opportunities ahead

Most likely the stock market's volatility is here to stay. We expect business conditions to get tougher as many companies experience the full brunt of lower exports to Asia, stiff price competition, and a strong dollar. These conditions will make it more difficult for companies to meet earnings expectations. And with current valuations -- stock prices compared to earnings and other measures -- at such high levels, investors aren't going to wait around after an earnings disappointment. We've seen recently how quickly they can punish a single stock, bringing down other names at the same time. The silver lining is that increased volatility often translates into more good buying opportunities for us. Unfortunately, we can't tell when investor sentiment will again favor small-company stocks, which dramatically outperformed large caps for a brief period in 1997. We expect small caps to take off again; we just can't predict when. What's important is being invested when the turn comes. It's too late to start chasing small-company stocks on the way up. We're confident that the great values available in the small-cap market today will eventually deliver handsome returns for long-term investors.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We expect small caps to take off again; we just can't predict when."

================================================================================

                     John Hancock Funds - Special Value Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                      SINCE
                                                          ONE       INCEPTION
                                                          YEAR       (1/3/94)
                                                         ------      --------
Cumulative Total Returns                                  5.47%       78.87%

Average Annual Total Returns(1)                           5.47%       13.83%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                      SINCE
                                                          ONE       INCEPTION
                                                          YEAR       (1/3/94)
                                                         ------      --------
Cumulative Total Returns                                  5.16%       80.13%

Average Annual Total Returns(1)                           5.16%       14.01%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                      SINCE
                                                                    INCEPTION
                                                                     (5/1/98)
                                                                    ---------
Cumulative Total Return                                               (7.65%)

Average Annual Total Return(1)                                        (7.65%)(2)

Notes to Performance

(1) The Adviser has voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 4.89% and 12.40%, respectively. The average annualized total returns for the one-year period and the since inception for Class B shares would have been 4.58% and 12.58%, respectively. The total return since inception for Class C shares would have been (7.74%).

(2) Not annualized.

================================================================================

                     John Hancock Funds - Special Value Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index, an unmanaged index that includes 500 widely traded common stocks and is often used to measure stock market performance, and the Russell 2000 Index, an unmanaged small-cap index composed of 2,000 U.S. stocks. For future reports, the Adviser has chosen to remove the Standard & Poor's 500 Stock Index, but will continue to compare the Fund's performance to the Russell 2000 Index, which more closely represents the investment strategy of the Fund.

Assuming all distributions were reinvested, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $9,328 without sales charge and $9,235 with maximum sales charge on June 30, 1998. For comparison, the same $10,000 investment in the Standard & Poor's 500 Stock Index and the Russell 2000 Index would be worth $10,227 and $9,481, respectively.

Special Value Fund
Class A shares

Line chart with the heading Special Value Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,893 as of June 30, 1998. The second line represents the value of the Russell 2000 Index and is equal to $18,862 as of June 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $18,828 as of June 30, 1998. The fourth line represents the value of the hypothetical $10,000 investment made in the Special Value Fund after sales charge, and is equal to $17,887 as of June 30, 1998.

Special Value Fund
Class B shares

Line chart with the heading Special Value Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,893 as of June 30, 1998. The second line represents the value of the Russell 2000 Index and is equal to $18,862 as of June 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $18,213 as of June 30, 1998. The fourth line represents the value of the hypothetical $10,000 investment made in the Special Value Fund after sales charge, and is equal to $18,013 as of June 30, 1998.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $56,253,034) ..........................    $62,516,630
   Preferred stocks (cost - $3,565,183) ........................      3,886,250
   Joint repurchase agreement (cost - $2,263,000) ..............      2,263,000
   Corporate savings account ...................................            497
                                                                   ------------
                                                                     68,666,377
  Receivable for investments sold ..............................         95,297
  Receivable for shares sold ...................................         36,447
  Dividends receivable .........................................         47,205
  Interest receivable ..........................................            550
  Receivable from John Hancock Advisers, Inc.
   and affiliates - Note B .....................................         16,486
  Deferred organization expense - Note A .......................         11,564
  Other assets .................................................          1,412
                                                                   ------------
                    Total Assets ...............................     68,875,338
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      1,043,330
  Payable for shares repurchased ...............................         38,678
  Accounts payable and accrued expenses ........................          8,263
                                                                   ------------
                    Total Liabilities ..........................      1,090,271
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     59,463,538
  Accumulated net realized gain on investments and
   foreign currency transactions ...............................      1,771,212
  Net unrealized appreciation of investments ...................      6,584,771
  Distributions in excess of net investment income .............        (34,454)
                                                                   ------------
                    Net Assets .................................    $67,785,067
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding -  unlimited number of shares
    authorized with no par value)
  Class A - $26,306,690/2,088,627 ..............................         $12.60
  =============================================================================
  Class B - $41,361,368/3,310,586 ..............................         $12.49
  =============================================================================
  Class C** - $117,009/9,365 ...................................         $12.49
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($12.60 x 105.26%) .................................         $13.26
  =============================================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
 ** Class C shares commenced operations on May 1, 1998.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $1,413) ......        $338,579
  Interest ....................................................          84,933
                                                                    -----------
                                                                        423,512
                                                                    -----------
  Expenses:
     Investment management fee - Note B .......................         225,727
     Distribution and service fee - Note B
       Class A ................................................          37,139
       Class B ................................................         198,560
       Class C ................................................             109
     Transfer agent fee - Note B ..............................          92,152
     Registration and filing fees .............................          28,092
     Custodian fee ............................................          21,784
     Organization expense - Note A ............................          11,188
     Printing .................................................           6,549
     Auditing fee .............................................           6,447
     Financial services fee - Note B ..........................           5,698
     Trustees' fees ...........................................           1,736
     Miscellaneous ............................................           1,004
     Legal fees ...............................................             527
                                                                    -----------
                    Total Expenses ............................         636,712
                    -----------------------------------------------------------
                    Less Expense Reductions
                    - Note B ..................................        (179,601)
                    -----------------------------------------------------------
                    Net Expenses ..............................         457,111
                    -----------------------------------------------------------
                    Net Investment Loss .......................         (33,599)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................       1,802,596
  Net realized gain on foreign currency transactions ..........           3,002
  Change in net unrealized appreciation/depreciation
   of investments .............................................        (568,074)
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions .............       1,237,524
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................      $1,203,925
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                SIX MONTHS ENDED
                                                                              YEAR ENDED         JUNE 30, 1998
                                                                           DECEMBER 31, 1997      (UNAUDITED)
                                                                           -----------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income (loss) ..........................................        $18,984            ($33,599)
   Net realized gain on investments sold and foreign currency
     transactions ........................................................      2,743,265           1,805,598
   Change in net unrealized appreciation/depreciation of investments .....      5,495,186            (568,074)
                                                                             ------------        ------------
     Net Increase in Net Assets Resulting from Operations ................      8,257,435           1,203,925
                                                                             ------------        ------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.0321 and none per share, respectively) ................        (45,691)                 --
   Distributions from net realized gain on investments sold
     Class A - ($0.6043 and none per share, respectively) ................       (969,735)                 --
     Class B - ($0.6043 and none per share, respectively) ................     (1,638,314)                 --
                                                                             ------------        ------------
     Total Distributions to Shareholders .................................     (2,653,740)                 --
                                                                             ------------        ------------
From Fund Share Transactions -- Net* .....................................     12,440,562          10,587,119
                                                                             ------------        ------------
Net Assets:
   Beginning of period ...................................................     37,949,766          55,994,023
                                                                             ------------        ------------
   End of period (including distributions in excess of net investment
     income of $855 and $34,454, respectively) ...........................    $55,994,023         $67,785,067
                                                                             ============        ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                          SIX MONTHS ENDED
                                                                              YEAR ENDED                   JUNE 30, 1998
                                                                          DECEMBER 31, 1997                  (UNAUDITED)
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
CLASS A
   Shares sold ..................................................        912,881     $11,525,980         679,745      $8,747,102
   Shares issued to shareholders in reinvestment of distributions         80,006         955,849              --              --
                                                                    ------------    ------------    ------------    ------------
                                                                         992,887      12,481,829         679,745       8,747,102
   Less shares repurchased ......................................       (820,449)     (9,680,373)       (300,046)     (3,881,717)
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................        172,438      $2,801,456         379,699      $4,865,385
                                                                    ============    ============    ============    ============
CLASS B
   Shares sold ..................................................      1,324,877     $16,869,969         848,722     $10,845,169
   Shares issued to shareholders in reinvestment of
      distributions .............................................        116,538       1,394,961              --              --
                                                                    ------------    ------------    ------------    ------------
                                                                       1,441,415      18,264,930         848,722      10,845,169
   Less shares repurchased ......................................       (714,300)     (8,625,824)       (407,537)     (5,244,026)
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................        727,115      $9,639,106         441,185      $5,601,143
                                                                    ============    ============    ============    ============
CLASS C**
   Shares sold ..................................................             --              --           9,365        $120,591
                                                                    ------------    ------------    ------------    ------------
   Net increase .................................................             --              --           9,365        $120,591
                                                                    ============    ============    ============    ============

** Class C shares commenced operations on May 1, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,              SIX MONTHS ENDED
                                                                --------------------------------------------------    JUNE 30, 1998
                                                                 1994(1)          1995         1996         1997       (UNAUDITED)
                                                                --------        --------     --------     --------     -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................     $8.50           $8.99       $10.39       $10.32       $12.27
                                                                --------        --------     --------     --------     --------
   Net Investment Income(2) ..................................      0.18            0.21         0.14         0.06         0.02
   Net Realized and Unrealized Gain on Investments ...........      0.48            1.60         1.17         2.52         0.31
                                                                --------        --------     --------     --------     --------
       Total from Investment Operations ......................      0.66            1.81         1.31         2.58         0.33
                                                                --------        --------     --------     --------     --------
   Less Distributions:
     Dividends from Net Investment Income ....................     (0.17)          (0.20)       (0.14)       (0.03)          --
     Distributions from Net Realized Gain on Investments
       Sold ..................................................        --           (0.21)       (1.24)       (0.60)          --
                                                                --------        --------     --------     --------     --------
       Total Distributions ...................................     (0.17)          (0.41)       (1.38)       (0.63)          --
                                                                --------        --------     --------     --------     --------
   Net Asset Value, End of Period ............................     $8.99          $10.39       $10.32       $12.27       $12.60
                                                                ========        ========     ========     ========     ========
     Total Investment Return at Net Asset Value(3) ...........      7.81%(4)       20.26%       12.91%       25.25%        2.69%(4)
     Total Adjusted Investment Return at Net
       Asset Value(3,5) ......................................      7.30%(4)       19.39%       12.20%       24.65%        2.41%(4)

Ratios and supplemental data
   Net Assets, End of Period (000s omitted) ..................    $4,420         $12,845      $15,853      $20,961      $26,307
   Ratio of Expenses to Average Net Assets ...................      0.99%(7)        0.98%        0.99%        0.99%        0.99%(7)
   Ratio of Adjusted Expenses to Average Net Assets(6) .......      4.98%(7)        1.85%        1.70%        1.59%        1.55%(7)
   Ratio of Net Investment Income to Average Net Assets ......      2.10%(7)        2.04%        1.31%        0.47%        0.33%(7)
   Ratio of Adjusted Net Investment Income (Loss) to
     Average Net Assets(6) ...................................     (1.89%)(7)       1.17%        0.60%       (0.13%)      (0.23%)(7)
   Portfolio Turnover Rate ...................................       0.3%              9%          72%         140%          28%
   Fee Reduction Per Share(2) ................................     $0.34           $0.09        $0.08        $0.07        $0.04

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,              SIX MONTHS ENDED
                                                                   ----------------------------------------------    JUNE 30, 1998
                                                                   1994(1)         1995        1996        1997       (UNAUDITED)
                                                                   -------        -------     -------     -------     -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........................     $8.50          $9.00      $10.38      $10.31        $12.21
                                                                   -------        -------     -------     -------       -------
   Net Investment Income (Loss)(2) .............................      0.13           0.12        0.07       (0.03)        (0.02)
   Net Realized and Unrealized Gain on Investments .............      0.48           1.59        1.17        2.53          0.30
                                                                   -------        -------     -------     -------       -------
       Total from Investment Operations ........................      0.61           1.71        1.24        2.50          0.28
                                                                   -------        -------     -------     -------       -------
   Less Distributions:
     Dividends from Net Investment Income ......................     (0.11)         (0.12)      (0.07)         --            --
     Distributions from Net Realized Gain on Investments Sold ..        --          (0.21)      (1.24)      (0.60)           --
                                                                   -------        -------     -------     -------       -------
       Total Distributions .....................................     (0.11)         (0.33)      (1.31)      (0.60)           --
                                                                   -------        -------     -------     -------       -------
   Net Asset Value, End of Period ..............................     $9.00         $10.38      $10.31      $12.21        $12.49
                                                                   =======        =======     =======     =======       =======
     Total Investment Return at Net Asset Value(3) .............      7.15%(4)      19.11%      12.14%      24.41%         2.29%(4)
     Total Adjusted Investment Return at Net Asset
       Value(3,5) ..............................................      6.64%(4)      18.24%      11.43%      23.81%         2.01%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....................    $3,296        $16,994     $22,097     $35,033       $41,361
   Ratio of Expenses to Average Net Assets .....................      1.72%(7)       1.73%       1.69%       1.69%         1.69%(7)
   Ratio of Adjusted Expenses to Average Net Assets(6) .........      5.71%(7)       2.60%       2.40%       2.29%         2.25%(7)
   Ratio of Net Investment Income (Loss) to Average Net
     Assets ....................................................      1.53%(7)       1.21%       0.62%      (0.24%)       (0.37%)(7)
   Ratio of Adjusted Net Investment Income (Loss) to Average
     Net Assets(6) .............................................     (2.46%)(7)      0.34%      (0.09%)     (0.84%)       (0.93%)(7)
   Portfolio Turnover Rate .....................................       0.3%             9%         72%        140%           28%
   Fee Reduction Per Share(2) ..................................     $0.34          $0.09       $0.08       $0.07         $0.04

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                     PERIOD
                                                                FROM MAY 1, 1998
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                                  JUNE 30, 1998
                                                                   (UNAUDITED)
                                                                   -----------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .........................    $13.39
                                                                    -------
   Net Investment Loss(2) .......................................     (0.01)
   Net Realized and Unrealized Loss on Investments ..............     (0.89)
                                                                    -------
       Total from Investment Operations .........................     (0.90)
                                                                    -------
   Net Asset Value, End of Period ...............................    $12.49
                                                                    =======
     Total Investment Return at Net Asset Value(3) ..............     (6.72%)(4)
     Total Adjusted Investment Return at Net Asset Value(3,5) ...     (6.81%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .....................      $117
   Ratio of Expenses to Average Net Assets ......................      1.69%(7)
   Ratio of Adjusted Expenses to Average Net Assets(6) ..........      2.25%(7)
   Ratio of Net Investment Loss to Average Net Assets ...........     (0.31%)(7)
   Ratio of Adjusted Net Investment Loss to Average Net
     Assets(6) ..................................................     (0.87%)(7)
   Portfolio Turnover Rate ......................................        28%
   Fee Reduction Per Share(2) ...................................     $0.01

(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration expense reductions by the Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Value Fund on June 30, 1998. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES   VALUE
-------------------                                   ----------------   -----

COMMON STOCKS
Advertising (0.61%)
   Princeton Video Image, Inc.* ..................         90,000       $416,250
                                                                      ----------
Aerospace (1.05%)
   AAR Corp. .....................................         24,000        709,500
                                                                      ----------
Agricultural Operations (2.33%)
   Tejon Ranch Co. ...............................         60,500      1,580,562
                                                                      ----------
Banks - United States (2.51%)
   First Union Corp. .............................         29,255      1,704,104
                                                                      ----------
Building (3.23%)
   Coachmen Industries, Inc. .....................         37,000        966,625
   Hussmann International, Inc. ..................         65,700      1,219,556
                                                                      ----------
                                                                       2,186,181
                                                                      ----------
Chemicals (1.21%)
   Millennium Chemicals, Inc. ....................          6,285        212,904
   Sybron Chemicals, Inc.* .......................         18,900        604,800
                                                                      ----------
                                                                         817,704
                                                                      ----------
Computers (10.19%)
   Advanced Digital Information Corp.* ...........         15,000        213,750
   Award Software International, Inc.* ...........         20,000        217,500
   BARRA, Inc.* ..................................         50,000      1,225,000
   Creative Technology Ltd. (Singapore)* .........         52,400        648,450
   Data General Corp. * ..........................         86,600      1,293,587
   DocuCorp International, Inc.* .................            900          5,906
   FDP Corp. .....................................         25,000        293,750
   Interplay Entertainment Corp.* ................         32,000        184,000
   OAO Technology Solutions, Inc.* ...............            900          4,500
   Pathways Group, Inc. (The)* ...................         88,000      1,683,000
   Quantum Corp. * ...............................         40,000        830,000
   Symix Systems, Inc.* ..........................         15,000        309,375
                                                                      ----------
                                                                       6,908,818
                                                                      ----------
Consumer Products Misc. (3.88%)
   Gibson Greetings, Inc.* .......................         50,900      1,272,500
   Russ Berrie & Co., Inc. .......................         54,300      1,357,500
                                                                      ----------
                                                                       2,630,000
                                                                      ----------
Diversified Operations (2.03%)
   Viad Corp. ....................................         49,500      1,373,625
                                                                      ----------
Electronics (6.02%)
   Artesyn Technologies, Inc.* ...................         80,000      1,280,000
   DII Group, Inc.* ..............................         26,400        450,450
   Oak Industries, Inc.* .........................         51,000      1,804,125
   Sanmina Corp. .................................         12,596        546,351
                                                                      ----------
                                                                       4,080,926
                                                                      ----------
Energy (2.89%)
   CalEnergy Co., Inc* ...........................         11,500        345,719
   Calpine Corp.* ................................         80,000      1,615,000
                                                                      ----------
                                                                       1,960,719
                                                                      ----------
Finance (10.63%)
   AMRESCO, Inc.* ................................         10,200        297,075
   ContiFinancial Corp.* .........................         42,300        978,188
   Core Cap, Inc. (r) ............................         22,200        444,000
   Eaton Vance Corp. .............................         30,000      1,389,375
   FIRSTPLUS Financial Group, Inc.* ..............         27,000        972,000
   GreenPoint Financial Corp. ....................         20,000        752,500
   Heller Financial, Inc.* .......................          2,350         70,500
   PIMCO Advisors Holdings L.P. ..................         30,000      1,023,750
   Safeguard Scientifics, Inc.* ..................         30,600      1,275,637
                                                                      ----------
                                                                       7,203,025
                                                                      ----------
Food (0.54%)
   Morrison Health Care, Inc. ....................         19,333        367,327
                                                                      ----------
Instruments - Scientific (1.81%)
   Millipore Corp. ...............................         45,000      1,226,250
                                                                      ----------
Insurance (12.00%)
   Allmerica Financial Corp. .....................         18,500      1,202,500
   AmerUs Life Holdings, Inc. (Class A) ..........         56,481      1,828,572
   CMAC Investment Corp. .........................         24,000      1,476,000
   Executive Risk, Inc. ..........................            200         14,750
   HCC Insurance Holdings, Inc. ..................         30,200        664,400
   Reinsurance Group of America, Inc. ............         30,000      1,773,750
   20th Century Industries .......................         41,000      1,176,188
                                                                      ----------
                                                                       8,136,160
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Leasing Companies (1.48%)
   Mitcham Industries, Inc.* ...................         85,800       $1,002,788
                                                                     -----------
Leisure (1.92%)
   Equity Marketing, Inc.* .....................         23,900          504,888
   Galileo International, Inc. .................         14,100          635,381
   Hilton Hotels Corp. .........................          5,600          159,600
                                                                     -----------
                                                                       1,299,869
                                                                     -----------
Linen Supply & Related (1.39%)
   Angelica Corp. ..............................         45,000          945,000
                                                                     -----------
Media (2.34%)
   Central Newspapers, Inc. (Class A) ..........          5,200          362,700
   Holdingmaatschappij De Telegraaf
     (Netherlands) .............................         18,000          433,580
   MediaOne Group, Inc. * ......................         18,000          790,875
                                                                     -----------
                                                                       1,587,155
                                                                     -----------
Medical (4.57%)
   DENTSPLY International, Inc. ................         35,000          875,000
   Respironics, Inc.* ..........................         60,000          933,750
   Shire Pharmaceuticals Group PLC
     (United Kingdom)* .........................        183,000        1,288,503
                                                                     -----------
                                                                       3,097,253
                                                                     -----------
Oil & Gas (4.73%)
   Key Energy Group, Inc.* .....................         25,000          328,125
   Parker Drilling Co.* ........................         74,200          524,038
   Triton Energy Ltd.* .........................         65,900        2,351,806
                                                                     -----------
                                                                       3,203,969
                                                                     -----------
Retail (5.24%)
   Darden Restaurants, Inc. ....................         21,600          342,900
   Dominick's Supermarkets, Inc.* ..............         33,000        1,470,563
   Ruddick Corp. ...............................         80,000        1,450,000
   SED International Holdings, Inc.* ...........         35,300          286,813
                                                                     -----------
                                                                       3,550,276
                                                                     -----------
Telecommunications (7.40%)
   Cable Design Technologies* ..................         13,500          278,438
   Commonwealth Telephone Enterprises,
     Inc.* .....................................         90,000        2,373,750
   EIS International, Inc.* ....................        100,000          537,500
   RCN Corp.* ..................................         47,000          910,625
   360(degree)Communications Co.* ..............         28,600          915,200
                                                                     -----------
                                                                       5,015,513
                                                                     -----------
Transport (2.23%)
   Northwest Airlines Corp. (Class A)* .........          2,500           96,406
   Teekay Shipping Corp. .......................         26,000          651,625
   Wisconsin Central Transportation Corp.* .....         35,000         $765,625
                                                                     -----------
                                                                       1,513,656
                                                                     -----------
                             TOTAL COMMON STOCKS
                              (Cost $56,253,034)         (92.23%)     62,516,630
                                                        -------      -----------
PREFERRED STOCKS
Broker Services (3.49%)
   Salomon, Inc. 7.625%, Ser FSA ...............         50,000        2,368,750
                                                                     -----------
Finance (0.82%)
   Core Cap, Inc. 10%, Ser A/1 (r) .............         22,200          555,000
                                                                     -----------
Tobacco (1.42%)
   DECS Trust, 8.50% ...........................         70,000          962,500
                                                                     -----------
                          TOTAL PREFERRED STOCKS
                                (Cost $3,565,183)         (5.73%)      3,886,250
                                                        -------      -----------

                                          INTEREST    PAR VALUE
                                            RATE    (000s OMITTED)
                                            ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.34%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities USA,
    Inc. - Dated 06-30-98, due 07-01-98
    (Secured by U.S. Treasury Bond,
    9.125% due 05-15-18, and U.S.
    Treasury Notes, 5.00% thru 8.75%
    due 12-31-98 thru 04-30-03)
    - Note A.............................   5.750%      $2,263        2,263,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ...................                                   497
                                                                   ------------
                     TOTAL SHORT-TERM INVESTMENTS       (3.34%)       2,263,497
                                                      -------      ------------
                                TOTAL INVESTMENTS     (101.30%)      68,666,377
                                                      -------      ------------
                OTHER ASSETS AND LIABILITIES, NET       (1.30%)        (881,310)
                                                      -------      ------------
                                 TOTAL NET ASSETS     (100.00%)     $67,785,067
                                                      =======      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

 *  Non-income producing security.

(r) The securities listed below are direct placements and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                         MARKET VALUE
                                                        AS A PERCENTAGE    MARKET VALUE
                             ACQUISITION   ACQUISITION     OF FUND'S          AS OF
                                DATE          COST         NET ASSETS     JUNE 30, 1998
                               ------        ------      --------------   -------------
Core Cap, Inc. (Common)       10-31-97      $444,000         0.66%           $444,000
Core Cap, Inc. (Preferred)    10-31-97       555,000         0.82             555,000
                                            --------        -----            --------
                                            $999,000         1.48%           $999,000
                                            ========        =====            ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Special Value Fund (the "Fund"), and John Hancock Independence Equity Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation, with income as a secondary consideration, by investing primarily in equity securities that are comparatively undervalued and are out of favor.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

   The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $179,601 for the period ended June 30, 1998. The Adviser reserves the right to terminate this limitation in the future.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $103,503. Out of this amount, $16,831 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $58,326 was paid as sales commissions to unrelated broker-dealers and $28,346 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo") is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $34,191.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1998, there were no contingent deferred sales charges.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $108.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $32,755,604 and $17,154,432, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1998.

   The cost of investments owned at June 30, 1998 (including the joint repurchase agreement), for federal income tax purposes was $62,120,957. Gross unrealized appreciation and depreciation of investments aggregated $11,299,334 and $4,754,411, respectively, resulting in net unrealized appreciation of $6,544,923.

================================================================================

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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock
Special Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                            370SA  6/98
                                                                           8/98